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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 21, 2007


                               BCSB BANKCORP, INC.
                               -------------------
               (Exact Name Of Registrant As Specified In Charter)


      UNITED STATES                 0-24589               52-2108333
----------------------------      ------------        -------------------
(State Or Other Jurisdiction      (Commission          (IRS Employer
Of Incorporation)                 File Number)         Identification No.)


 4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND      21236
--------------------------------------------------------------------------
(Address Of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 NOT APPLICABLE
         ---------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS

         On March 21, 2007, BCSB Bankcorp, Inc. (the "Company"), the holding company for Baltimore County Savings Bank, F.S.B. headquartered in Baltimore, Maryland (the "Bank"), announced that the Company will restructure its balance sheet in order to reduce its interest rate risk, improve its interest rate spread and enhance its capital ratios. In addition, the Company announced that it and the Bank have made certain commitments to the Office of Thrift Supervision, including commitments that the Bank will not pay any dividend to the Company and the Company will not incur any debt without prior Office of Thrift Supervision approval and commitments to implement certain policies and procedures. For further information, see the Company's press release dated March 21, 2007, attached hereto as Exhibit 99.1 and incorporated herein by reference.



ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Not applicable.

        (d)     The following exhibit is filed herewith:

                Exhibit 99.1  Press Release dated March 21, 2007


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BCSB BANKCORP, INC.



Date:  March 22, 2007                  By:/s/ David M. Meadows
                                          --------------------------------------
                                          David M. Meadows
                                          Executive Vice President and Secretary